Exhibit 10.1

Execution Version

DOMINO’S PIZZA MASTER ISSUER LLC,
DOMINO’S PIZZA DISTRIBUTION LLC,
DOMINO’S IP HOLDER LLC and
DOMINO’S SPV CANADIAN HOLDING COMPANY INC.
each as a Co-Issuer

and

CITIBANK, N.A.,
as Trustee and Securities Intermediary

EIGHTH SUPPLEMENT
Dated as of July 23, 2024
to the
AMENDED AND RESTATED BASE INDENTURE
Dated as of March 15, 2012

Asset Backed Notes
(Issuable in Series)

EIGHTH SUPPLEMENT TO AMENDED AND RESTATED BASE INDENTURE

EIGHTH SUPPLEMENT, dated as of July 23, 2024 (this “Eighth Supplement”), to the Amended and Restated Base Indenture, dated as of March 15, 2012, is by and among DOMINO'S PIZZA MASTER ISSUER LLC, a Delaware limited liability company (the "Master Issuer"), DOMINO'S PIZZA DISTRIBUTION LLC, a Delaware limited liability company (the "Domestic Distributor"), DOMINO'S SPV CANADIAN HOLDING COMPANY INC., a Delaware corporation (the "SPV Canadian Holdco"), DOMINO'S IP HOLDER LLC, a Delaware limited liability company (the "IP Holder" and together with the Master Issuer, the Domestic Distributor and the SPV Canadian Holdco, collectively, the "Co-Issuers" and each, a "Co-Issuer"), and CITIBANK, N.A., a national banking association, as trustee (in such capacity, the "Trustee"), and as securities intermediary (in such capacity, the “Securities Intermediary”).

PRELIMINARY STATEMENT

WHEREAS, the Co-Issuers and the Trustee entered into the Amended and Restated Base Indenture (as amended by the First Supplement to Amended and Restated Base Indenture, dated as of September 16, 2013, the Second Supplement to Amended and Restated Base Indenture, dated as of October 21, 2015, the Third Supplement to Amended and Restated Base Indenture, dated as of October 21, 2015, the Fourth Supplement to Amended and Restated Base Indenture, dated as of July 24, 2017, the Fifth Supplement to Amended and Restated Base Indenture, dated as of November 21, 2018, the Sixth Supplement to Amended and Restated Base Indenture, dated as of April 16, 2021 and the Seventh Supplement to Amended and Restated Base Indenture, dated as of December 30, 2021, and as further amended, modified or supplemented prior to the date hereof, the "Base Indenture");

WHEREAS, on or about October 26, 2023, Domino’s RE LLC (the “Domestic Distribution Real Estate Holder”) sold a Manufacturing and Distribution Center (the “Specified Disposition”) located in Ontario, California for $14,897,816.00 in cash consideration;

WHEREAS, the Specified Disposition constitutes a Real Estate Disposition within the meaning of the Base Indenture;

WHEREAS, Section 8.16(d) of the Base Indenture requires that all Asset Disposition Proceeds received by the Domestic Distribution Real Estate Holder from any Real Estate Disposition must be either (x) reinvested in real property held by the Domestic Distribution Real Estate Holder and used for production or distribution purposes within 365 days of the disposition giving rise to such proceeds or (y) used to prepay the Notes;

WHEREAS, the Securitization Entities wish to invest the Asset Disposition Proceeds resulting from the Specified Disposition in assets that are useful to the business of the Securitization Entities but do not constitute real property held by the Domestic Distribution Real Estate Holder;

WHEREAS, Section 13.2(a) of the Base Indenture provides, among other things, that the Co-Issuers and the Trustee, with the consent of the Control Party (at the direction of the Controlling Class Representative, if applicable), may at any time, and from time to time, make amendments, waivers and other modifications to the Base Indenture;

WHEREAS, the Co-Issuers have duly authorized the execution and delivery of this Eighth Supplement;

WHEREAS, there is currently no Controlling Class Representative, and the Control Party is willing to provide its written consent (in accordance with the terms and conditions of the Base Indenture) to the execution of this Eighth Supplement and;

WHEREAS, the Co-Issuers and the Trustee wish to amend the Base Indenture as set forth herein.

NOW, THEREFORE, in consideration of the provisions, covenants and the mutual agreements herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Unless otherwise defined herein, all capitalized terms used herein (including in the preamble and the recitals hereto) shall have the meanings assigned to such terms in the Base Indenture Definitions List attached to the Base Indenture as Annex A thereto (the “Base Indenture Definitions List”).

ARTICLE II

AMENDMENTS
Section 2.1.
The Base Indenture Definitions List is hereby amended by inserting the following definitions in the Base Indenture Definitions List in accordance with alphabetical order:

““Eighth Supplement” means the Eighth Supplement to the Base Indenture, dated as of July 23, 2024, among the Co-Issuers, the Trustee and the Securities Intermediary.”

““Eighth Supplement Effective Date” means the “Effective Date” as defined in the Eighth Supplement.”

““Specified Real Estate Disposition” means the disposition of the Manufacturing and Distribution Center located in Ontario, California on or about October 26, 2023.”

Section 2.2.
Section 8.16(d) of the Base Indenture is hereby amended by inserting the following underlined text:

“(d) any Real Estate Disposition; provided that all Asset Disposition Proceeds received by the Domestic Distribution Real Estate Holder from any Real Estate Disposition will either (i) (x) in the case of the Specified Real Estate Disposition, be reinvested within 365 days of such disposition in assets constituting Collateral that are used or useful to the Securitization Entities in the operation of their business or their other assets, including without limitation capital expenditures, leasehold improvements and/or expansion and relocation projects, and including, for the avoidance of doubt, any such investments made during the period from and including October 26, 2023 to and including the

Eighth Supplement Effective Date, and (y) in the case of any other Real Estate Disposition, be reinvested in real property held by the Domestic Distribution Real Estate Holder and used for production or distribution purposes or in such other assets as the Control Party may agree in writing, in each case within 365 days of the disposition giving rise to such proceeds or (ii) used to prepay the Notes;”

ARTICLE III

GENERAL
Section 3.1.
Conditions to Effectiveness. The provisions of this Eighth Supplement shall be effective upon the date (the “Effective Date”) that the following conditions are satisfied:
(a)
this instrument has been executed and delivered by the parties hereto, with the consent of the Control Party; and
(b)
the Co-Issuers have delivered to the Trustee and the Control Party the Opinion of Counsel and Officer's Certificate described in Sections 13.3 and 14.3 of the Base Indenture.
Section 3.2.
Effect on Base Indenture. Subject to the satisfaction of the conditions precedent set forth in Section 3.1, upon the date hereof (i) the Base Indenture shall be amended in accordance herewith, (ii) this Eighth Supplement shall form part of the Base Indenture for all purposes and (iii) the parties and each Noteholder shall be bound by the Base Indenture, as so amended. Except as expressly set forth or contemplated in this Eighth Supplement, the terms and conditions of the Base Indenture shall remain in place and shall not be altered, amended or changed in any manner whatsoever, except by any further amendment to the Base Indenture made in accordance with the terms of the Base Indenture, as amended by this Eighth Supplement.
Section 3.3.
Binding Effect. This Eighth Supplement shall inure to the benefit of and be binding on the respective successors and assigns of the parties hereto, each Noteholder and each other Secured Party.
Section 3.4.
Counterparts. This Eighth Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.
Section 3.5.
Governing Law. THIS EIGHTH SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 3.6.
Electronic Signatures and Transmission. For purposes of this Supplement, any reference to “written” or “in writing” means any form of written communication, including, without limitation, electronic signatures, and any such written communication may be transmitted by Electronic Transmission. “Electronic Transmission” means any form of communication not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved and reviewed by a recipient thereof and that may be directly reproduced in paper form by such a recipient through an automated process. The Trustee is authorized to accept written instructions, directions, reports, notices or other communications delivered by Electronic Transmission and shall not have any duty or obligation to verify or confirm that the Person sending instructions, directions, reports, notices or other communications or information by Electronic Transmission is, in fact, a Person authorized to give such instructions, directions, reports, notices or other communications or information on behalf of the party purporting to send such Electronic Transmission, and the Trustee shall not have any liability for any losses, liabilities, costs or expenses incurred or sustained by any party as a result of such reliance upon or compliance with such instructions, directions, reports, notices or other communications or information to the Trustee, including, without limitation, the risk of the Trustee acting on unauthorized instructions, notices, reports or other communications or information, and the risk of interception and misuse by third parties (except to the extent such action results from gross negligence, willful misconduct or fraud by the Trustee). Any requirement in the Indenture that a document is to be signed or authenticated by “manual signature” or similar language shall not be deemed to prohibit signature to be by facsimile or electronic signature and shall not be deemed to prohibit delivery thereof by Electronic Transmission. Notwithstanding anything to the contrary in this Supplement, any and all communications (both text and attachments) by or from the Trustee that the Trustee in its sole discretion deems to contain confidential, proprietary and/or sensitive information and sent by Electronic Transmission will be encrypted. The recipient of the Electronic Transmission will be required to complete a one-time registration process.
Section 3.7.
Amendments. This Eighth Supplement may not be modified or amended except in accordance with the terms of the Base Indenture.
Section 3.8.
Trustee and Securities Intermediary. The Trustee and the Securities Intermediary assume no responsibility for the correctness of the recitals contained herein, which shall be taken as the statements of the Master Issuer and neither the Trustee nor the Securities Intermediary shall be responsible or accountable in any way whatsoever for or with respect to the validity, execution or sufficiency of this Eighth Supplement and makes no representation with respect thereto. In entering into this Eighth Supplement, the Trustee and the Securities Intermediary shall be entitled to the benefit of every provision of the Base Indenture relating to the conduct of or affecting the liability of or affording protection to the Trustee or the Securities Intermediary.
ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Each party hereto represents and warrants to each other party hereto that this Eighth Supplement has been duly and validly executed and delivered by such party and constitutes its legal, valid and binding obligation, enforceable against such party in accordance with its terms.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each of the Co-Issuers and the Trustee have caused this Eighth Supplement to be executed and delivered by its respective duly authorized officer as of the day and year first written above.

DOMINO’S MASTER ISSUER LLC, as Co-Issuer

By: /s/ Jessica Parrish
Name: Jessica Parrish
Title: Vice President, Chief Accounting Officer and Treasurer

DOMINO’S PIZZA DISTRIBUTION LLC, as Co-Issuer

By: /s/ Jessica Parrish
Name: Jessica Parrish
Title: Vice President, Chief Accounting Officer and Treasurer

DOMINO’S SPV CANADIAN HOLDING COMPANY INC., as Co-Issuer

By: /s/ Jessica Parrish
Name: Jessica Parrish
Title: Vice President, Chief Accounting Officer and Treasurer

DOMINO’S IP HOLDER LLC, as Co-Issuer

By: /s/ Jessica Parrish
Name: Jessica Parrish
Title: Vice President, Chief Accounting Officer and Treasurer

CITIBANK, N.A., in its capacity as Trustee and Securities Intermediary

By: /s/ Trang Tran-Rojas
Name: Trang Tran-Rojas
Title: Senior Trust Officer

[Signature Page to Eighth Supplement]

CONSENT OF CONTROL PARTY:

In accordance with Section 2.4 of the Servicing Agreement,

Midland Loan Services, a division of PNC Bank, National

Association, as Control Party, hereby consents to the execution and delivery by the Co-Issuers and the Trustee of this Eighth Supplement to the Amended and Restated Base Indenture.

MIDLAND LOAN SERVICES,
A DIVISION OF PNC BANK, NATIONAL ASSOCIATION

By: /s/ David Bornheimer
Name: David Bornheimer
Title:

[Signature Page to Eighth Supplement]